ALPS SERIES TRUST

DDJ Opportunistic High Yield Fund

(the “Fund”)

Supplement dated February 8, 2022 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2022, each as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and

SAI and should be read in conjunction with the Prospectus and SAI.

Effective February 8, 2022, the name of the Fund’s investment adviser changed from “DDJ Capital Management, LLC” to “Polen Capital Credit, LLC.” Therefore, all references in the prospectus and SAI to “DDJ Capital Management, LLC” are deleted and replaced with “Polen Capital Credit, LLC.”

Effective 60 days from the date of this supplement, the Fund’s name will change from “DDJ Opportunistic High Yield Fund” to “Polen DDJ Opportunistic High Yield Fund.” Accordingly, all references in the prospectus and SAI to the Fund’s name as “DDJ Opportunistic High Yield Fund” will be deleted and replaced with “Polen DDJ Opportunistic High Yield Fund” as of such date.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE